UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2008

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2008, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing (i) the Company’s financial results for the quarter and nine months ended September 30, 2008 and (ii) that the Company’s management would review these results in a conference call on November 19, 2008 at 10:00AM Eastern Time.

The information contained in this Current Report on Form 8-K (this “Report”), including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information contained in this Report shall not be deemed to be incorporated by reference into any of the Company’s filings with the United States Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c)  Not applicable.

(d) Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 99.1	Press Release dated November 14, 2008 announcing the financial results of the Company for its third quarter ended September 30, 2008.	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2008	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael W. Zima
Name: Michael W. Zima
Its: Chief Financial Officer